UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2018

Riverview Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-38627	38-3917371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3901 North Front Street, Harrisburg, PA		17110
(Address of principal executive offices)		(Zip Code)

(717) 827-4042

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws

Effective September 27, 2018, Riverview Financial Corporation’s (the “Corporation”) board of directors approved an amendment to Section 9.2 of the Corporation’s bylaws to increase the required ownership by directors of the Corporation’s common stock. With respect to directors serving on the board of the Corporation as of September 27, 2018, those directors are required to beneficially own at least 4,000 shares of common stock before year end 2020. With respect to all other nominees or directors, no person may be nominated or elected to serve as a director who beneficially owns less than 2,000 shares of common stock of the Corporation as of both the date they are nominated and the date they are elected to serve on the Board. A director must beneficially own at least 4,000 shares of common stock of the Corporation by the two-year anniversary of the date of their election or appointment to the board. All ownership requirements are continuous; a director must maintain the applicable level of ownership at all times until termination of their service as a member of the board. Any director who fails to maintain the required ownership is required to resign from the board.

Item 8.01	Other Events

As required by the Agreement and Plan of Merger (the “Agreement ”), entered into by and between Riverview Financial Corporation (“Riverview Financial”), and CBT Financial Corp (“CBT Financial”) dated April 19, 2017, the position of the Chairman of the Board of Riverview is to be a CBT Financial nominee, stipulated to be William E. Wood for the first year following completion of the merger and John G. Soult, Jr. for the second and third years following completion of the merger. Accordingly, on September 30, 2018, William E. Wood successfully completed his one-year tenure as Chairman of Riverview Financial, and John G. Soult, Jr. was appointed Chairman of Riverview Financial effective October 1, 2018. William E. Wood will continue to serve as a Director of Riverview Financial.

Item 9.01	Exhibits

(d) Exhibits

Exhibit No.	Description

3(ii)	Amended and Restated Bylaws of Riverview Financial Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERVIEW FINANCIAL CORPORATION

By:	/s/ Kirk D. Fox
Kirk D. Fox
Chief Executive Officer
(Principal Executive Officer)

Date: October 1, 2018

3